Exhibit 32.1
CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Certification of Principal Executive Officer
In connection with the Quarterly Report on Form 10-Q of Black Creek Diversified Property Fund Inc. (the “Company”) for the period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dwight L. Merriman III, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2019	/s/ DWIGHT L. MERRIMAN III
Dwight L. Merriman III Managing Director, Chief Executive Officer (Principal Executive Officer)
Certification of Principal Executive Officer
In connection with the Quarterly Report on Form 10-Q of Black Creek Diversified Property Fund Inc. (the “Company”) for the period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lainie P. Minnick, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2019	/s/ LAINIE P. MINNICK
Lainie P. Minnick Managing Director, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)